SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 2005



                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                    0-10652                  94-2751350
----------------------------        -------------         ---------------------
(State or other jurisdiction        (File Number)           (I.R.S. Employer
     of incorporation)                                    identification number)


                   300 Park Marina Circle, Redding, CA   96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13c-4(c)

Item 8.01:   Other Events

         On July 13, 2005, the registrant issued a Press Release, "North Valley Bancorp is added to New Russell Microcap Index". Attached hereto as Exhibit
99.86 and incorporated herein by this reference is said Press Release dated July 13, 2005.


Item 9.01:   Financial Statements and Exhibits

         (c)      Exhibits

     (99.86)      News Release of North Valley Bancorp dated July 13, 2005



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ SHARON L. BENSON
                                           -------------------------------------
                                           Sharon L. Benson
Dated:  July 13, 2005                      SVP Controller & Interim CFO